UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 18, 2005

IMCLONE SYSTEMS INCORPORATED

(Exact name of Registrant as Specified in Charter)

Delaware	0-19612	04-2834797
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Varick Street, 6th Floor

New York, New York 10014

(Address of Principal Executive Offices) (Zip Code)

(212) 645-1405

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The purpose of this Current Report on Form 8-K/A is to amend the Registrant’s Current Report on Form 8-K, dated and filed with the Securities and Exchange Commission on January 26, 2005, relating to the press release announcing financial results for the fiscal quarter and year ended December 31, 2004. This report amends the information provided under Item 2.02 thereto.

Item 2.02.              Results of Operations and Financial Condition

On January 26, 2005, ImClone Systems Incorporated issued a press release announcing its financial results for the fiscal quarter and year ended December 31, 2004 and which was attached as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, dated and filed with the Securities and Exchange Commission on the same date. For the year ended December 31, 2004 in the table entitled “Consolidated Condensed Statement of Operations” accompanying the press release, due to a typographical error, the number relating to the line item entitled “Income (loss) per common share: Diluted”, was understated by $0.01, the number reported was $1.32 and the corrected number is $1.33. The corrected “Consolidated Condensed Statement of Operations” table is included below.

IMCLONE SYSTEMS INCORPORATED

Consolidated Condensed Statements of Operations

(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
Revenues:
License fees and milestone revenue	$20,782	$11,983	$129,386	$47,970
Manufacturing revenue	28,789	—	99,041	—
Royalty revenue	36,532	58	106,274	575
Collaborative agreement revenue	21,194	7,760	53,989	32,285
Total revenues	107,297	19,801	388,690	80,830
Operating expenses:
Research and development	25,976	27,491	82,658	121,111
Clinical and regulatory	9,395	6,562	30,254	30,154
Marketing, general and administrative	19,779	11,095	59,800	41,947
Litigation settlement expense	55,363	—	55,363	—
Royalty expense	16,725	—	36,065	—
Cost of manufacturing revenue	540	—	1,099	—
Other	—	(212)	(1,815)	(3,531)
Total operating expenses	127,778	44,936	263,424	189,681

Operating income (loss)	(20,481)	(25,135)	125,266	(108,851)

Other (income) expense, net	(4,017)	1,054	(5,748)	3,160

Income (loss) before income taxes	(16,464)	(26,189)	131,014	(112,011)
(Benefit) provision for income taxes	(3,286)	154	17,361	491

Net income (loss)	$(13,178)	$(26,343)	$113,653	$(112,502)

Income (loss) per common share:
Basic	$(0.16)	$(0.35)	$1.43	$(1.52)
Diluted	$(0.16)	$(0.35)	$1.33	$(1.52)
Shares used in calculation of income (loss) per share:
Basic	82,789	74,964	79,500	74,250
Diluted	82,789 (2)	74,964 (2)	91,194 (1)	74,250

(1) Diluted shares include the weighted average number of shares underlying the $600 million convertible notes outstanding.

(2) The computation of diluted shares does not assume conversion of options or convertible securities because such effect would be antidilutive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED

By:	/s/ Michael J. Howerton
Name: Michael J. Howerton
Title: Chief Financial Officer

Date:  February 18, 2005

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